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                    Strategic Partners Style Specific Funds
               Strategic Partners Small Capitalization Value Fund
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              Supplement dated May 2, 2002 to the prospectus dated
                                October 1, 2001.

   This supplement announces a new subadviser for a segment of the assets of the Strategic Partners Small Capitalization Value Fund (the Small Cap Value
Fund). The information in this supplement supersedes any contrary information that may be contained in the prospectus.

   The following information modifies the section entitled 'How the Trust is Managed--Advisers and Portfolio Managers--Small Cap Value Fund,' at page 41 of the prospectus.

   On or about May 3, 2002, National City Investment Management Company (National City) will replace Credit Suisse Asset Management, LLC as subadviser to a segment of the assets of the Small Cap Value Fund. National City, a registered investment adviser, is a wholly owned subsidiary of National City Corporation, a publicly traded financial holding company. National City and its predecessor have managed institutional accounts, including mutual funds, since 1995. National City, located at 1900 East Ninth Street, Locator 2220, Cleveland, Ohio 44101-0756, had $28.3 billion of assets under management as of December 31, 2001.

   Daniel G. Bandi, CFA, Michael E. Santelli, CFA, CPA, Daniel J. DeMonica, CFA, and Adam I. Friedman manage the National City segment of the Fund. Mr. Bandi, Director for Value Equity Investment at National City, has 11 years of investment experience and joined National City in 1998, prior to which he was Equity Research Manger for the Eaton Corporation. Mr. Santelli, a Senior Portfolio Manager at National City, has 12 years of investment experience and joined National City in 1995. Mr. DeMonica, a Portfolio Manager at National City, has five years of investment experience and joined National City in 1997. Mr. Friedman, a Senior Portfolio Manager at National City, has eleven years investment experience and joined National City in 1998, prior to which he was a portfolio manager with Clarion Partners.

   EARNEST Partners, LLC continues to serve as subadviser to the remaining segment of the Fund's assets.

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